UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

CARREKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24201	75-1622836
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4055 Valley View Lane
Dallas, Texas		75244
(Address of principal executive offices)		(Zip Code)

(972) 458-1981

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Corporate Governance and Management

The registrant has elected Webb Edwards to its Board of Directors to be effective January 1, 2006.  There was no arrangement or understanding pursuant to which Mr. Edwards was elected as a director, and there are no related party transactions between the Company and Mr. Edwards.

Mr. Edwards is “independent” as defined under the rules promulgated by the National Association of Securities Dealers’ listing standards and under the Guidelines established by the Company’s Governance and Nominating Committee.

The press release announcing Mr. Edward’s election is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits

(c)          Exhibits.

Exhibit Number	Description

99.1	Carreker Corporation press release dated November 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARREKER CORPORATION
(Registrant)

Date: November 15, 2005	By:	/s/ John S. Davis
Executive Vice President
General Counsel and Secretary